                                                             EXHIBIT (h)(11)(c)

                  AMENDMENT NO. 14 TO PARTICIPATION AGREEMENT

   Pursuant to the Participation Agreement, made and entered into as of the 13th day of April 1998, and as amended on February 1, 2008, by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company, the parties do hereby agree to an amended Schedule A.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect as of September 15, 2008.

                                    AMERICAN GENERAL LIFE
                                    INSURANCE COMPANY
                                    By its authorized officers,

                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------

                                    Attest:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------

                                                 (Corporate Seal)

                                    MFS VARIABLE INSURANCE TRUST,
                                    on behalf of the Portfolios
                                    By its authorized officer,

                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------

                                    MASSACHUSETTS FINANCIAL SERVICES
                                    COMPANY
                                    By its authorized officer,

                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------

                                                       As of September 15, 2008

                                  SCHEDULE A

                       ACCOUNTS, POLICIES AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT

 Name of Separate
 Account and Date
  Established by          Policies Funded               Portfolios
Board of Directors      by Separate Account       Applicable to Policies
------------------   --------------------------- ------------------------
 American General       Platinum Investor I      MFS Growth Series
  Life Insurance       Flexible Premium Life     (formerly MFS Emerging
      Company             Insurance Policy       Growth Series)
 Separate Account      Policy Form No. 97600     MFS Research Series
       VL-R                                      MFS Core Equity Series
   (May 6, 1997)                                 MFS New Discovery Series

                        Platinum Investor II
                       Flexible Premium Life
                          Insurance Policy
                       Policy Form No. 97610

                     Corporate America-Variable
                       Life Insurance Policy
                       Policy Form No. 99301

                     Platinum Investor Survivor
                              Variable
                       Life Insurance Policy
                       Policy Form No. 99206

                       Platinum Investor III
                       Flexible Premium Life
                          Insurance Policy
                       Policy Form No. 00600

                     Platinum Investor Survivor
                                 II
                      Variable Life Insurance
                               Policy
                       Policy Form No. 01206

                       Platinum Investor PLUS
                       Flexible Premium Life
                          Insurance Policy
                       Policy Form No. 02600

                         Platinum Investor
                            FlexDirector
                     Flexible Premium Variable
                       Life Insurance Policy
                       Policy Form No. 03601
                      (effective February 12,
                               2004)

                        Platinum Investor IV
                     Flexible Premium Variable
                       Life Insurance Policy
                       Policy Form No. 04604
                     (effective January 1, 2005)

                       Platinum Investor VIP
                     Flexible Premium Variable
                      Universal Life Insurance
                               Policy
                       Policy Form No. 05604
                       (effective February 1,
                               2006)

 Name of Separate
 Account and Date
  Established by          Policies Funded               Portfolios
Board of Directors      by Separate Account       Applicable to Policies
------------------   --------------------------- ------------------------
                        Legacy Plus Variable     MFS Growth Series
                       Life Insurance Policy     (formerly MFS Emerging
                       Policy Form No. 98615     Growth Series)

                        The One VUL Solution     MFS Investors Trust
                      Variable Life Insurance    Series
                               Policy
                       Policy Form No. 99615

                       AIG Corporate Investor    MFS New Discovery Series
                     Flexible Premium Variable   MFS Research Series
                       Life Insurance Policy
                       Policy Form No. 99301

                      AIG Income Advantage VUL
                     Flexible Premium Variable
                       Life Insurance Policy
                       Policy Form No. 07704

                      AIG Protection Advantage
                                VUL
                     Flexible Premium Variable
                       Life Insurance Policy
                       Policy Form No. 07921

                     AIG Income Advantage Select
                     Flexible Premium Variable
                       Life Insurance Policy
                       Policy Form No. 08704

                           AG Legacy Plus        MFS Growth Series
                      Variable Life Insurance    (formerly MFS Emerging
                               Policy            Growth Series)
                       Policy Form No. 99616     MFS New Discovery Series
                                                 MFS Total Return Series

 American General    Platinum Investor Variable  MFS Growth Series
  Life Insurance              Annuity            (formerly MFS Emerging
      Company            Contract No. 98020      Growth Series)
Separate Account D                               MFS Research Series
(November 19, 1973)  Platinum Investor Immediate MFS Core Equities Series
                          Variable Annuity       MFS New Discovery Series
                         Contract No. 03017
                       (effective January 15,
                               2004)

 American General        EquiBuilder II and      MFS Growth Series
  Life Insurance          EquiBuilder III        (formerly MFS Emerging
      Company           VUL Flexible Premium     Growth Series)
 Separate Account     Variable Universal Life    MFS Research Series
       VUL-2             Insurance Policies      MFS Investors Trust
  (April 9, 1991)      Policy Form No. T1735     Series
                                                 MFS Total Return Series
                                                 MFS Utilities Series
                                                 MFS Core Equities Series

 American General         The Chairman VA        MFS Growth Series
  Life Insurance       Combination Fixed and     (formerly MFS Emerging
      Company        Variable Annuity Contract   Growth Series)
 Separate Account     Contract Nos. T1575 and    MFS Research Series
       VA-1                    T1575Z            MFS Investors Trust
  (May 22, 1996)                                 Series
                                                 MFS Total Return Series
                                                 MFS Utilities Series
                                                 MFS Core Equities Series